                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 23, 2001

                                  VENTAS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-10989                      61-1055020
 ------------                     -----------                  ------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.
        -------------

     On July 23, 2001, Ventas, Inc. ("Ventas" or the "Company") announced the adoption of a Distribution Reinvestment and Stock Purchase Plan (the "Plan") for its existing stockholders and interested new investors. The Plan will become effective with the Company's fourth quarter distribution subject to the effectiveness of the related Registration Statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on July 23, 2001.

     The basic terms of the Plan are discussed in a press release dated July 23, 2001, a copy of which is attached as an exhibit hereto. Since the Company's Registration Statement is subject to SEC comment, there can be no assurances as to whether or when the Plan will become effective, or whether the terms of the Plan will change.

     The securities described in the Registration Statement may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     The Company also announced that it plans to release second quarter 2001 earnings on Friday, August 10, 2001. A Webcast conference call to discuss earnings and other matters will be held at 10:00 a.m. EDT on August 10, 2001. The conference call will be hosted by President and CEO Debra A. Cafaro. Information regarding the Webcast will be included in the Company's second quarter earnings release.

     Ventas is a real estate investment trust ("REIT") that invests in health care related facilities. The Company's properties include 44 hospitals, 216 nursing centers and eight personal care facilities operating in 36 states. Ventas is headquartered at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642.

     A copy of the press release issued by the Company on July 23, 2001 is included as an exhibit to this filing and is incorporated herein by reference.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a REIT, plans and objectives of management for future operations and statements that include words such as "anticipate," "if, " "believe," "plan," "estimate," "expect," "intend," "may," "could," "should", "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the SEC. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. and certain of its affiliates (collectively, "Kindred") to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's wholly owned operating partnership, Ventas Realty, Limited Partnership ("Ventas Realty"), including without limitation the various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the corporate reorganization on May 1, 1998 (the "1998 Spin Off") pursuant to which the Company was separated into two publicly held corporations,
(b) the ability and willingness of Kindred to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company,
(h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreement and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under such interest rate swap agreement, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty entered into connection with the Company's spin off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998,
(p) final determination of the Company's net taxable income for the tax year ended December 31, 2000 and December 31, 2001, (q) the valuation for income tax purposes of the Kindred equity received by the Company on the effective date of Kindred's plan of reorganization, (r) the treatment of the Company's claims in the chapter 11 cases of certain of the Company's tenants, including Integrated Health Services, Inc. and certain of its affiliates, and (s) the ability and willingness of the Company's tenants, including Kindred, to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants. Many of such factors are beyond the control of the Company and its management.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1      Press Release dated July 23, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.
                                        (Registrant)

Date: July 25, 2001

                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel

                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------

99.1                Press Release dated July 23, 2001.